SUPPLEMENT DATED DECEMBER 7, 2001 TO

PROSPECTUS DATED MAY 1, 2001, FOR

LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
ISSUED BY

NATIONWIDE LIFE INSURANCE COMPANY

THROUGH ITS

NATIONWIDE VLI SEPARATE ACCOUNT -4

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

The second paragraph of the section captioned Summary of Policy Expenses is replaced with the following:

Nationwide deducts a sales load and a premium expense charge from all premium payments. The sales load is guaranteed never to exceed 5.0% (6.0% in New York) during the first 10 policy years, and 1.5% (2.5% in New York and 5.0% in New Jersey) thereafter. The premium expense charge is approximately 3.5% of premiums for all states except North Carolina where it is 3.15% (see "Sales Load" and "Premium Expense Charge").

The section captioned "Sales Load" is replaced with the following:

Sales Load

Nationwide deducts a sales load from each premium payment received. The sales load is guaranteed not to exceed 5.0% of each premium payment during the first 10 years or 1.5% of premium payments thereafter. Currently, the sales load is 3.0% (3.35% in North Carolina) during the first 10 years and 0.0% (0.35% in North Carolina) thereafter.

For policies issued in the State of New York, the sales load is currently 9.5% and guaranteed not to exceed 9.5% in policy years 1-10. Beginning in year 11, the sales load is currently 4.5% and guaranteed not to exceed 6.0% currently.

The total sales load actually deducted from any policy will be equal to the sum of this front-end sales load plus any sales surrender charge. The sales load will include the portion of increase charges related to distribution expenses for increases in specified amount.

The following section is hereby added to the prospectus before the section captioned "Tax Expense Charge":

Tax Expense Charge

A charge equal to 3.5% (3.15% in North Carolina) is deducted from each premium payment, when each premium payment is received, in order to compensate Nationwide for certain administrative expenses which are incurred by Nationwide for taxes, which include premium or other taxes imposed by various state and local jurisdictions, as well as for federal taxes imposed under Section 848 of the Internal Revenue Code. These expenses consist of two components:
  a tax rate of 2.25% (1.90% in North Carolina) for state and local premium or other taxes; and
  a tax rate of 1.25% for federal taxes.

The amount charged may be more or less than the amount actually assessed by the state in which a particular policy owner lives.